UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
 _______________
Date of Report: September 8, 2026
(Date of earliest event reported)
 _______________
TENET HEALTHCARE CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
14201 Dallas Parkway
Dallas, TX 75254
(Address of principal executive offices, including zip code)
(469) 893-2200
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.05 par value	THC	NYSE
6.875% Senior Notes due 2031	THC31	NYSE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

The information in Item 7.01 of this Current Report on Form 8-K and the press releases attached hereto as Exhibit 99.1 and Exhibit 99.2 are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 7.01.	Regulation FD Disclosure.
On September 8, 2026, Tenet Healthcare Corporation (the “Company”) issued a press release announcing the commencement of private placement offering of $1.5 billion in aggregate principal amount of its senior notes due 2034. A copy of the press release is furnished as Exhibit 99.1 attached hereto and is incorporated herein by reference.

Additionally, on September 8, 2026, the Company issued a press release announcing the upsize and pricing of $2.0 billion in aggregate principal amount of its 6.250% senior notes due 2034 (the “notes”). The closing of the sale of the notes is expected to occur on September 22, 2026, and are subject to customary closing conditions. A copy of the press release is furnished as Exhibit 99.2 attached hereto and is incorporated herein by reference.

The notes will be the Company’s unsecured obligations and will rank equally in right of payment with its existing and future senior unsecured obligations, will rank senior in right of payment to all of the Company’s existing and future unsecured subordinated obligations, will be effectively subordinated to all of the Company’s existing and future senior secured obligations to the extent of the value of the collateral securing the Company’s senior secured obligations and will be structurally subordinated to all obligations and liabilities of the Company’s subsidiaries to the extent of the value of the assets of such subsidiaries.

The Company intends to use the net proceeds from the sale of the notes, after payment of fees and expenses, to finance, together with cash on hand, the redemption of all $1.5 billion outstanding of its 5.125% senior secured first lien notes due November 2027 (the “2027 Notes”) and the partial redemption of $0.5 billion outstanding of its 6.125% senior notes due October 2028 (the “2028 Notes”).

Item 8.01.	Other Events.
On September 8, 2026, the Company issued a notice of conditional full redemption to the holders of its 2027 Notes and a notice of conditional partial redemption to the holders of its 2028 Notes. The 2027 Notes and 2028 Notes are expected to be redeemed on September 23, 2026.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by the Company on September 8, 2026, announcing the commencement of the offering of the notes.
99.2	Press Release issued by the Company on September 8, 2026, announcing the pricing of the notes.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

Date: September 8, 2026	By:	/s/ THOMAS ARNST
		Name:	Thomas Arnst
		Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary